SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     August 18, 1999 (August 11, 1999) Date
                   of Report (Date of earliest event reported)

                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                   000-29222                  13-3575874
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)           Identification Number)

                                4520 Main Street
                                    Suite 930
                              Kansas City, MO 64111
                    (Address of principal executive offices)

                                 (816) 960-1333
              (Registrant's telephone number, including area code)


                                Page 1 of 6 Pages
                         Exhibit Index Appears at Page 3
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Item 5. Other Events

      The sole purpose of this Form 8-K is to file a press release issued by AVAX Technologies, Inc. on August 11, 1999 which reported the Company's earnings results for the Second Quarter ended June 30, 1999.

Item 7. Financial Statements and Exhibits.

            Exhibits: 99.8 Press Release dated August 11, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AVAX TECHNOLOGIES, INC.

Date: August 18, 1999

                                   By: /s/ Jeffrey M. Jonas
                                       -----------------------------------------
                                   Name:  Jeffrey M. Jonas, M.D.
                                   Title: President and Chief Executive Officer


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

                                  Exhibit Index

Exhibit Number                            Description
--------------                            -----------

     99.8                     Press Release dated August 11, 1999.


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